UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 9, 2021

URBAN EDGE PROPERTIES
URBAN EDGE PROPERTIES LP
(Exact name of Registrant as specified in its charter)

Maryland	(Urban Edge Properties)	001-36523	(Urban Edge Properties)	47-6311266
Delaware	(Urban Edge Properties LP)	333-212951-01	(Urban Edge Properties LP)	36-4791544
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York	NY	10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code:	(212)	956-2556

Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Urban Edge Properties

Title of class of registered securities	Trading symbol	Name of exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	UE	The New York Stock Exchange
Urban Edge Properties LP

Title of class of registered securities	Trading symbol	Name of exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
        Urban Edge Properties  ☐                  Urban Edge Properties LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
        Urban Edge Properties ☐                   Urban Edge Properties LP ☐

This Current Report on Form 8-K is filed by Urban Edge Properties, a Maryland real estate investment trust (the “Company”), and Urban Edge Properties LP, a Delaware limited partnership through which the Company conducts substantially all of its operations (the “Operating Partnership”). The Company is the sole general partner of the Operating Partnership.
Item 7.01 Regulation FD Disclosure
Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of an investor presentation. A copy of the presentation is also available on the Company’s website (www.uedge.com). This Form 8-K is being filed prior to the distribution of the presentation, in accordance with the requirements of Regulation FD. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regardless of any general incorporation language in any such filing.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation, dated November 2021
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: November 9, 2021	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer

URBAN EDGE PROPERTIES LP
By: Urban Edge Properties, General Partner

Date: November 9, 2021	By:	/s/ Mark Langer
Mark Langer, Executive Vice President and Chief Financial Officer